Earnings Per Share	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Earnings Per Share

NOTE 13 — EARNINGS PER SHARE

The following table provides a summary of the computation of basic and diluted earnings (loss) per share (in thousands, except earnings per share and shares):

	Year Ended December 31,
	2016	2015	2014

Numerator:
Net income (loss)	$(345,197)	$4,735	$7,353
Less: Net income (loss) attributable to noncontrolling interests	2,491	3,398	(448)
Net income (loss) attributable to Quorum Health Corporation	$(347,688)	$1,337	$7,801
Denominator:
Weighted-average shares outstanding - basic and diluted	28,413,247	28,412,054	28,412,054

Basic and diluted earnings (loss) per share attributable to Quorum Health Corporation stockholders	$(12.24)	$0.05	$0.27

For comparative purposes, the Company used 28,412,054 shares as the number of basic and diluted shares outstanding for all periods prior to the Spin-off, including the period from January 1, 2016 to April 28, 2016, in calculating basic and diluted earnings (loss) per share.  This number of shares represents the number of shares issued on the Spin-off date.

Due to the net loss attributable to Quorum Health Corporation for the year ended December 31, 2016, no incremental shares are included in diluted earnings (loss) per share for these periods because the net effect of the shares would be anti-dilutive.  No incremental shares were considered for any periods prior to the Spin-off.